                                                                    EXHIBIT 99.1

                                   SIGNATURES

                                       BECKER DRAPKIN MANAGEMENT, L.P.

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  July 26, 2013

                                       BECKER DRAPKIN PARTNERS (QP), L.P.

                                       By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  July 26, 2013

                                       BECKER DRAPKIN PARTNERS, L.P.

                                       By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  July 26, 2013

                                       BC ADVISORS, LLC

                                       By:    /s/ Ashley Sekimoto
                                              ---------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  July 26, 2013

                                       STEVEN R. BECKER

                                       /s/ Ashley Sekimoto
                                       -------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  July 26, 2013

                                       MATTHEW A. DRAPKIN

                                       /s/ Ashley Sekimoto
                                       -------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  July 26, 2013